UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05992
JAPAN SMALLER CAPITALIZATION FUND, INC.
(Exact name of Registrant as specified in charter)
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Address of Principal Executive Offices)
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Name and address of Agent for Service)
Registrant’s telephone number, including area code: 1-800-833-0018
Date of fiscal year end:	February 29, 2024

Date of reporting period:	February 29, 2024

Item 1. Report to Shareholders.

(a)	The Report to Shareholders is attached hereto.

JAPAN SMALLER
CAPITALIZATION FUND, INC.
ANNUAL REPORT

FEBRUARY 29, 2024

JAPAN SMALLER CAPITALIZATION FUND, INC.
April 29, 2024
To Our Shareholders:
We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the fiscal year ended February 29, 2024.
The net asset value (“NAV”) per share of the Fund increased by 21.2% and the closing market price of the Fund (on the New York Stock Exchange) increased by 19.6% after giving effect to the reinvestment of income dividends and ordinary income distributions for the fiscal year ended February 29, 2024. The closing market price of the Fund on February 29, 2024 was $7.82, representing a discount of 17.7% to the NAV of $9.50. The net assets of the Fund totaled $269,182,849 on February 29, 2024.
The Russell/Nomura Small Cap™ Index, the Fund’s benchmark (“Benchmark”), increased by 15.4% in United States (“U.S.”) dollar terms. During the fiscal year ended February 29, 2024, the Fund outperformed the Benchmark by 5.8% on a NAV basis. The Tokyo Price Index (the “TOPIX”), a free-float adjusted market capitalization-weighted index covering an extensive proportion of the Japanese stock market, increased by 21.8% and the Nikkei Stock Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, increased by 29.5% in U.S. dollar terms for the fiscal year ended February 29, 2024. The Benchmark increased by 25.6% and underperformed the TOPIX index, which increased by 32.0% in local currency terms, for the fiscal year ended February 29, 2024. The Japanese yen (“Yen”) depreciated by 10.2% against the U.S. dollar during the fiscal year ended February 29, 2024.
For the quarter ended February 29, 2024, the Benchmark increased by 7.1%, the TOPIX increased by 11.1%, and the Nikkei increased by 15.3% in U.S. dollar terms. The NAV of the Fund increased by 9.0% and outperformed the Benchmark by 1.9%. The closing market price of the Fund increased by 11.4% and the Yen depreciated by 1.4% against the U.S. dollar during the quarter ended February 29, 2024.
Investment Strategy
The Fund’s portfolio management team aims to invest in undervalued stocks that offer fundamental strength and potential for improvement. The Fund performs extensive fundamental research to identify companies that have not received much attention from the market despite their excellent business strategies, companies where management has shown signs of change due to internal reforms, and companies where capital efficiency is projected to improve due to changes in their attitude toward shareholder returns. The Fund focuses on companies that are leaders in certain niche markets, companies with large or expanding market shares, and stocks that offer relative growth prospects.
Performance
In terms of the sector allocation strategy relative to the Benchmark during the fiscal year ended February 29, 2024, the underweight position in the Services sector and overweight position in the Transportation Equipment sector generated the largest positive contributions. Sector returns were eroded by the underweight positions in the Financing Business and Machinery sectors.
Relative performance was positively impacted by Macnica Holdings, Inc. in the Wholesale Trade sector, Yondenko Corporation in the Construction sector, and Rakuten Bank, Ltd. in the Banks sector. Conversely, relative performance was negatively impacted by Create SD Holdings Co., Ltd. in the Retail Trade sector, Nippon Shinyaku Co., Ltd. in the Pharmaceutical sector, and Paltac Corporation in the Wholesale Trade sector.

Market Review
The Benchmark increased by 25.6% and underperformed the TOPIX, which increased by 32.0% in local currency terms, for the year ended February 29, 2024. Japanese equities advanced steadily throughout the year, partly due to a decline in long-term interest rates following indications that the inflation outlook might be easing and due to expectations that a weak Yen will support corporate earnings.
In March 2023, the TOPIX gained 1.70%. The abrupt collapse of mid-size U.S. lender Silicon Valley Bank, just days after its financial vulnerability had been revealed, sent a shock wave through global financial markets, and caused a domino effect that led Credit Suisse into a hastily arranged forced bailout plan by Swiss financial authorities. The TOPIX was not spared from the turmoil and the index tumbled at a time by almost 7% from its monthly high. Overall equity markets proved to be surprisingly resilient despite continuing nervousness regarding the health of the U.S. financial sector and the eventual impact on the global economy.
The TOPIX extended its gains in April 2023. While concerns lingered regarding the health of regional banks in the U.S., global equity markets were able to remain calm while carefully monitoring the liquidity conditions in the U.S. banking system. After a brief initial sell-off, equity markets resumed an upward trajectory.
Japanese equities extended their winning streak in May 2023. The Nikkei 225, a widely watched market index among retail investors, reached its highest level since July 1990, and the recovery appeared to symbolize a revival of the TOPIX and seemed to have induced massive fund inflows from international investors. The prospect of increasing investor pressure on corporate governance and shareholder value creation of Japanese companies provided a tailwind for revived investor interest in Japanese stocks.
The TOPIX increased 7.55% in June 2023. As the U.S. Congress settled on a pragmatic compromise budget solution for the U.S. federal budget debt ceiling and the U.S. Federal Reserve chose to pause its interest rate hikes at the June 2023 Federal Open Market Committee meeting, the heavy clouds over the market dispersed and equity markets resumed an upward trajectory. Large fund inflows into Japanese stocks from international investors continued, helping to fuel the market rally.
Japanese equities increased 1.49% in July 2023. The Bank of Japan (“BOJ”) fine-tuned its yield curve controls (“YCC”) by effectively raising the cap on its 10-year bond yield trading range to 1% while keeping the previous cap of 0.5% as a reference figure rather than as a rigid limit. Governor Ueda stressed at the press briefing following the conclusion of the policy meeting that the modification to YCC does not signal a monetary policy normalization but was intended to introduce flexibility and enhance the sustainability of the current policy framework.
The TOPIX lacked vigor and traded under water for much of August 2023, but posted a 0.43% gain for the month following a late recovery. The steady release of April–June quarterly corporate earnings results turned out to be somewhat more robust than expected during the first half of August 2023. Both revenues and earnings grew steadily and there were more positive than negative surprises, suggesting a favorable inflection point in earnings momentum following a downward trend in previous quarters. Meanwhile, the Yen depreciated further against the U.S. dollar after a short-lived rebound in July 2023, crossing a psychological threshold of U.S. dollar/Yen trading at 145 despite soft warnings of a possible intervention by the Ministry of Finance.
The TOPIX managed to inch higher in September 2023, gaining 0.51%. With a lack of fresh catalysts once earnings results for the April-June quarter had been completed, the market direction was swayed by investor anxiety over the course of near-term monetary policy decisions. Investors were especially concerned about a lack of visibility over when inflation rates might slow down towards the targeted levels.

The TOPIX experienced a correction of 2.99% in October 2023. Investors were forced to reassess the overall investment environment amid the risk of a higher for longer monetary policy regime, while the 10-year U.S. Treasury yield quickly increased and briefly touched the 5% level. Equity prices inevitably corrected as investors struggled to determine where the Benchmark risk-free rate would eventually settle. Increased geopolitical risks have also kept investors side-lined this month.
The TOPIX saw a remarkable bounce-back in November 2023. Undoubtedly, the primary motivating force behind these powerful rallies seen across the global equity markets was a sharp decline in long-term U.S. Treasury yields. Investor sentiment swung decisively from the acceptance of the “higher for longer” interest rate environment to a sense that the first interest rate cut might come rather earlier than expected. This helped to infuse some fresh optimism into the equity markets, and investors seemed willing to grasp at signs of softening inflationary data or hints of a policy reversal from U.S. Federal Reserve officials.
The TOPIX ended December 2023 slightly lower, falling by 0.23% over the month. The stock market performance this month was largely dictated by fluctuations in the JPY/U.S. dollar exchange rate and expectations of an interest rate cut by the U.S. Federal Reserve. Signs that inflationary pressure was receding and weakening economic activity, particularly in the U.S. manufacturing industry, raised hopes for “sooner-and-sharper” rate cuts rather than a “higher for longer” policy stasis. In response, the Yen quickly strengthened against the U.S. dollar, becoming one of the strongest performers among the major currencies. As usual, this stronger Yen weighed on export-oriented sectors of the stock market, also dragging down the overall market.
The TOPIX enjoyed a solid start to 2024, with a 7.81% increase in January 2024. After a strong first half in 2023, the market had a more subdued second half and underperformed the global markets during the final quarter. However, the new year rally helped Japan to catch up and outperform other markets, driven by a constant flow of funds from international investors. The strength of the TOPIX stood in stark contrast to the frailty of Chinese equity prices, where the market has yet to find a floor despite economic stimulus measures from the authorities and efforts to stabilize the market. These difficulties appeared to have driven some re-allocation of funds from China into Japan by both Chinese and global investors.
The TOPIX continued its upward march in February 2024, gaining a further 4.93% following a jump start to the year when it leaped 8% higher in January 2024. The Nikkei 225 index, a more frequently cited market gauge in the general media, reached a new record high for the first time in over 34 years. This positive momentum was driven by rallies across the global equity markets, positioning Japan alongside other record-breaking equity indices worldwide.
Outlook and Future Strategy
Europe and Japan have seen their economic recoveries losing momentum in recent months. The U.S. has continued to stand resilient, surpassing economists’ initial expectations. U.S. labor market conditions remain tight, while inflation data is even showing signs of picking up again. While the Federal Reserve has suggested that interest rate tightening is complete and that rate cuts might be considered later this year, the timing of these cuts seems likely to be deferred beyond the market’s current assumed turning point, with a slower and more gradual decline in policy rates. In contrast, China still faces difficult conditions for the world’s second-largest economy. However, the upcoming National People’s Congress is expected to confirm expansionary fiscal policies, which could provide essential support for the economy.
Japan’s gross domestic product growth rate has slowed temporarily, mainly due to deteriorating consumer sentiment caused by stubborn inflation. However, the second half of this year could bring widely anticipated wage increases and the potential for targeted but temporary tax cuts, which could set the stage for a cyclical recovery. It is recognized that establishing a virtuous cycle driven by moderate inflation and wage growth is likely to take time; it could take several years for the domestic economy to enter a robust upward trajectory. Nevertheless, the social norms of Japanese consumers regarding inflation have steadily shifted, improving the chances that the country might break free from its decades-long economic stagnation.
Despite these signs of macroeconomic weakness, the Japanese stock market has demonstrated remarkable strength since the beginning of this year. However, the 34-year high achieved by the price-weighted Nikkei 225 index is just a milestone rather than a final destination. Unlike the stock price surge of 1989, this rally is accompanied by genuine earnings growth. The TOPIX price-to-earnings ratio, based on consensus profit estimates for the next 12 months, stands at around 15 times, which is well within historical norms. While Japan’s domestic economy faces some challenges, globally competitive Japanese companies continue to thrive, benefiting from a recovery in the world economy and a weaker Yen. In addition, the campaign for corporate governance reform initiated by the Tokyo Stock Exchange and activist investors has made Japanese companies more aware of capital efficiency. In turn, this has led them to engage in a record-high rate of share buybacks since the start of the year. While foreign investor inflows concentrate on some specific large-cap names, we can observe shifts in corporate behavior across a wide range of industries and company sizes. We anticipate broader reevaluations across a wider spectrum of Japanese equities in the future.
Due to the progressively depreciating Yen, overseas investors continued to prefer large-cap stocks over small-caps in February 2024, resulting in the latter underperforming. With the start of the new NISA program (Nippon Individual Saving Account, a tax-exempt investment plan similar to the IRA program in the U.S.), small-cap value stocks with high dividends, which are popular among individual investors, continued to show relatively good performance. On the other hand, there were signs of recovery in demand for small-caps as the emerging markets showed strong gains led by recently listed stocks.
Looking ahead, there are many favorable catalysts for small-cap stocks. Being focused mainly on domestic demand, their profit growth rate of 11.2% is expected to outpace the 6.3% for large-cap stocks. If the BOJ’s move towards normalizing its monetary policy leads to a stronger Yen, the performance advantage for small-cap stocks could become even more evident. Furthermore, the Fund’s portfolio management team believes that small-cap stocks are currently undervalued, with a 12-month forward price-to-earnings ratio below 15 times.
In 2023, the Tokyo Stock Exchange requested that companies focus on management aimed at realizing improvements in cost of capital and stock price, leading to an increase in stock prices for companies that implemented measures such as the disposal of cross-shareholdings, strengthening shareholder returns, and improving return-on-equity. On January 15th, the Tokyo Stock Exchange announced a list of companies that responded to requests for management focused on capital costs and stock prices. It was revealed that 49% of companies on the Prime Market and 18% of the Standard Market had included the necessary criteria in disclosures. We recognize that improving governance is an important investment theme, and as of the end of January 2024 approximately 60% of portfolio companies based on investment weight have been included in this Tokyo Stock Exchange list. Three more names in the portfolio were added to the list in a February 2024 update. The Fund’s portfolio management team will monitor the management efficiency of our investment targets and also work to improve governance through engagement activities for companies not included in the list.
The Fund’s portfolio management team will continue efforts to discover excellent companies that are undervalued relative to their growth prospects through bottom-up analysis of corporate fundamentals and select stocks from a wide range of industries, particularly companies that have not received much attention from the market despite their outstanding business strategies, companies where management has shown signs of change due to internal reforms, and companies where capital efficiency is expected to improve due to changes in their attitude toward shareholder returns.

The Fund appreciates your continuing support.
Sincerely,

Yuichi Nomoto
President

JAPAN SMALLER CAPITALIZATION FUND, INC.
PERFORMANCE (Unaudited)
ANNUALIZED RETURNS AS OF FEBRUARY 29, 2024
	1 Year	5 Year	10 Year
Net Asset Value(a)	21.2%	3.4%	7.4%
Market Price(a)	19.6%	2.1%	6.5%
Russell/Nomura Small Cap™ Index	15.4%	3.1%	5.7%
(a)	Reflects the percentage change in share price adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.
Performance of a $10,000 Investment (as of February 29, 2024)
The graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

DISCLOSURES
Sources: Nomura Asset Management U.S.A. Inc., Nomura Asset Management Co., Ltd., and Bloomberg L.P. Past performance is not indicative of future results. There is a risk of loss.

The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice. This material should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s Benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. An index cannot be directly invested into.

Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws. The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

Russell/Nomura Small Cap Index covers small cap stocks listed on Japanese stock exchanges. This index contains the bottom 15% of the Russell/Nomura Total Market Index in terms of adjusted market capitalization.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at 1-800-426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov; and (3) on the website of the Fund at http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.

Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

FUND CERTIFICATIONS

In December 2023, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s website at http://www.sec.gov.

SHARE REPURCHASES
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.
INTERNET WEBSITE
Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy, process and products, which include the Fund.
The Internet web address is http://www.nomura-asset.com/investment-solutions/ funds/closed-end-funds/jof.

JAPAN SMALLER CAPITALIZATION FUND, INC.
FUND HIGHLIGHTS—FEBURARY 29, 2024 (Unaudited)
KEY STATISTICS
Net Assets	$269,182,849
Net Asset Value per Share	$9.50
Market Price	$7.82
Percentage Change in Net Asset Value per Share(a)(b)	21.2%
Percentage Change in Market Price(a)(b)	19.6%
MARKET INDICES
Percentage change in market indices:(a)	YEN	U.S.$
Russell/Nomura Small Cap™ Index	25.6%	15.4%
Tokyo Price Index	32.0%	21.8%
Nikkei Stock Average Index	39.7%	29.5%
(a)	From March 1, 2023 through February 29, 2024.
(b)	Reflects the percentage change in share price adjusted for reinvestment of income dividends and ordinary income distributions.
INDUSTRY DIVERSIFICATION
% of Net Assets
Chemicals	14.0
Wholesale Trade	13.2
Retail Trade	9.3
Transportation Equipment	8.2
Banks	7.1
Construction	6.3
Services	5.2
Other Products	4.8
Electric Appliances	4.7
Machinery	4.3
% of Net Assets
Financing Business	3.8
Utilities	3.1
Iron and Steel	3.0
Food	2.9
Information and Communication	2.8
Precision Instruments	2.1
Glass and Ceramics Products	1.2
Pharmaceutical	1.1
Metal Products	0.9
Texiles and Apparel	0.7
TEN LARGEST HOLDINGS
Security	% of Net Assets
Sakata Inx Corporation	3.4
Shikoku Electric Power Company	3.1
Rakuten Bank, Ltd.	2.7
Macnica Holdings, Inc.	2.6
Ryoden Corporation	2.5
EXEO Group, Inc.	2.3
Create SD Holdings Co., Ltd.	2.3
Adeka Corporation	2.1
Kanaden Corporation	2.0
Future Corporation	1.9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Japan Smaller Capitalization Fund, Inc.
Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Japan Smaller Capitalization Fund, Inc. (the “Fund”), including the schedule of investments, as of February 29, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 29, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Nomura investment companies since 2020.
New York, New York April 29, 2024

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 29, 2024
	Shares	Fair Value
JAPANESE EQUITY SECURITIES

Banks — 7.1%
Daishi Hokuetsu Financial Group, Inc.	146,400	$4,208,103
Rakuten Bank, Ltd.(a)	372,300	7,396,590
SBI Sumishin Net Bank, Ltd.	146,700	1,906,821
The Keiyo Bank, Ltd.	500,900	2,505,419
The Musashino Bank, Ltd.	151,100	2,921,330
		18,938,263

Chemicals — 14.0%
Adeka Corporation	268,300	5,518,271
C.I. Takiron Corporation	289,400	1,254,527
Daicel Corporation	197,600	1,864,710
Fujikura Kasei Co., Ltd.	1,251,400	3,939,183
Fuso Chemical Co., Ltd.	67,400	2,175,571
Moriroku Holdings Company, Ltd.	38,700	696,856
Nichireki Co., Ltd.	146,800	2,342,808
Nippon Soda Co., Ltd.	112,300	4,598,499
Riken Technos Corporation	171,600	1,121,531
Sakai Chemical Industry Co., Ltd.	147,900	1,969,764
Sakata Inx Corporation	959,500	9,240,175
Sekisui Jushi Corporation	71,600	1,222,422
Soken Chemical & Engineering Co., Ltd.	81,800	1,808,443
		37,752,760
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
FEBRUARY 29, 2024
	Shares	Fair Value

Construction — 6.3%
Dai-Dan Co., Ltd.	54,600	$676,196
EXEO Group, Inc.	300,100	6,300,409
MIRAIT ONE Corporation	252,500	3,143,094
The Nippon Road Co., Ltd.	46,400	625,701
Toenec Corporation	37,000	1,285,605
Yondenko Corporation	172,300	4,929,588
		16,960,593

Electric Appliances — 4.7%
Idec Corporation	131,700	2,497,069
I-PEX Inc.	86,900	1,048,978
Koa Corporation	163,400	1,657,484
Meiko Electronics Co., Ltd.	129,700	4,238,421
Shibaura Mechatronics Corporation	48,700	2,130,595
Shindengen Electric Manufacturing Co., Ltd.	46,800	965,994
		12,538,541

Financing Business — 3.8%
Credit Saison Co., Ltd.	181,500	3,524,812
Mizuho Leasing Company, Limited	98,100	3,598,319
Ricoh Leasing Company, Ltd.	87,300	3,004,222
		10,127,353

Food — 2.9%
Nichirei Corporation	123,100	3,084,376
S Foods, Inc.	232,100	4,837,190
		7,921,566

Glass and Ceramics Products — 1.2%
Asia Pile Holdings Corporation	292,800	1,525,071
Nichiha Corporation	73,300	1,698,740
		3,223,811

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
FEBRUARY 29, 2024
	Shares	Fair Value
Information and Communication — 2.8%
Future Corporation	460,900	$5,170,121
Otsuka Corporation	52,300	2,295,068
		7,465,189

Iron and Steel — 3.0%
Kyoei Steel Ltd.	275,500	4,462,900
Nichia Steel Works, Ltd.	1,577,900	3,641,024
		8,103,924
Machinery — 4.3%
Miura Co., Ltd.	172,500	3,669,846
Nitto Kohki Co., Ltd.	214,300	2,785,493
Shibaura Machine Co., Ltd.	68,200	1,669,239
Sodick Co., Ltd.	153,200	760,151
Takeuchi Mfg. Co., Ltd.	20,400	715,622
TPR Co., Ltd.	128,000	1,843,022
		11,443,373

Metal Products — 0.9%
Furukawa Electric Co., Ltd.	54,500	1,077,497
Maruzen Co., Ltd.	67,800	1,232,604
		2,310,101

Other Products — 4.8%
Komatsu Wall Industry Co., Ltd.	75,000	1,688,119
Nishikawa Rubber Co., Ltd.	213,700	2,944,441
Pigeon Corporation	225,200	2,291,875
The Pack Corporation	167,100	3,906,002
Yonex Co., Ltd.	271,900	2,038,185
		12,868,622

Pharmaceutical — 1.1%
Nippon Shinyaku Co., Ltd.	93,700	2,980,753
		2,980,753

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
FEBRUARY 29, 2024
	Shares	Fair Value
Precision Instruments — 2.1%
Nakanishi Inc.	181,800	$2,905,017
Seiko Group Corporation	113,700	2,642,599
		5,547,616

Retail Trade — 9.3%
ASKUL Corporation	215,800	3,028,064
Create SD Holdings Co., Ltd.	287,000	6,297,176
Geo Holdings Co., Inc.	267,200	3,451,708
JM Holdings Co., Ltd.	213,600	3,713,730
Seria Co., Ltd.	58,200	1,174,131
Takashimaya Co., Ltd.	292,000	4,389,396
Treasure Factory Co., Ltd.	340,100	3,347,812
		25,402,017

Services — 5.2%
Integrated Design & Engineering Holdings Co., Ltd.(a)	21,600	530,835
Nishio Holdings Co., Ltd.	191,700	4,966,851
Relo Group, Inc.	256,700	2,062,913
Step Co., Ltd.	174,700	2,383,782
TRYT Inc.(a)	865,400	3,941,900
		13,886,281

Textiles and Apparel — 0.7%
Sanyo Shokai Ltd.	115,200	1,951,436
		1,951,436
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
FEBRUARY 29, 2024
	Shares	Fair Value

Transportation Equipment — 8.2%
Hi-Lex Corporation	326,000	$3,698,196
Kyokuto Kaihatsu Kogyo Co., Ltd.	195,800	3,252,778
Morita Holdings Corporation	326,400	3,450,225
Nichirin Co., Ltd.	81,100	2,030,948
Nippon Seiki Co., Ltd.	423,500	4,363,650
NOK Corporation	308,100	4,357,105
Tokai Rika Co., Ltd.	49,000	801,280
		21,954,182

Utilities — 3.1%
Shikoku Electric Power Company	1,161,900	8,438,488
		8,438,488

Wholesale Trade — 13.2%
Central Automotive Products, Ltd.	74,600	2,791,063
Kanaden Corporation	507,300	5,359,053
Kohsoku Corporation	36,500	610,017
Macnica Holdings, Inc.	128,800	7,093,470
Paltac Corporation	25,500	712,221
Restar Holdings Corporation	197,600	4,006,162
Ryoden Corporation	385,200	6,735,766
Sangetsu Corporation	151,900	3,570,959
Sugimoto & Co., Ltd.	125,900	1,916,901
Tachibana Eletech Co., Ltd.	143,500	3,033,746
		35,829,358

TOTAL INVESTMENTS — 98.7% (cost $242,453,808)		$265,644,227
TOTAL FOREIGN CURRENCY — 0.7% (cost $1,836,354)(b)		$1,841,336
TOTAL INVESTMENTS AND FOREIGN CURRENCY — 99.4% (cost $244,290,162)		$267,485,563
TOTAL OTHER ASSETS AND LIABILITIES — (0.6%)		$1,697,286
TOTAL NET ASSETS — 100.0%		$269,182,849
(a) Non-income producing security.
(b) Japanese Yen - Interest bearing account.
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 29, 2024
ASSETS:
Investments in Japanese equity securities, at fair value (cost—$242,453,808)	$265,644,227
Foreign currency, at fair value (cost—$1,836,354)	1,841,336
Receivable for investments sold	1,603,316
Receivable for dividends	636,152
Cash	482,776
Prepaid expenses	14,617
Total Assets	270,222,424

LIABILITIES:
Payable for investments purchased	655,756
Accrued management fee	185,129
Accrued audit and tax fees	119,904
Accrued directors’ fees and expenses	8,530
Other accrued expenses	70,256
Total Liabilities	1,039,575

NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Total distributable loss	(19,705,757)
Net Assets	$269,182,849
Net asset value per share	$9.50
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 29, 2024
INCOME:
Dividend income (net of $697,042 withholding taxes)	$6,273,378
Interest income	23,417
Total Income	$6,296,795

EXPENSES:
Management fee	2,223,441
Custodian fee	240,410
Legal fees	239,195
Directors’ fees and expenses	229,101
Other expenses	248,868
Total Expenses	3,181,015
INVESTMENT INCOME—NET	3,115,780

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized loss on investments and foreign currency transactions:
Net realized loss on investments	(18,210,914)
Net realized loss on foreign currency transactions	(265,014)
Net realized loss on investments and foreign currency transactions	(18,475,928)
Net change in unrealized appreciation on investments	55,928,664
Net change in unrealized appreciation on foreign currency transactions and translation	6,186,278
Net realized and unrealized gain on investments and foreign currency transactions and translation	43,639,014
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,754,794
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
	For the Year Ended February 29, 2024	For the Year Ended February 28, 2023
FROM OPERATIONS:
Net investment income	$3,115,780	$2,847,201
Net realized loss on investments	(18,210,914)	(14,212,792)
Net realized loss on foreign currency transactions	(265,014)	(358,787)
Net change in unrealized appreciation on investments	55,928,664	10,360,133
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation	6,186,278	(22,025,439)
Net increase (decrease) in net assets resulting from operations	46,754,794	(23,389,684)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(7,522,649)	(1,306,192)
Decrease in net assets derived from distributions to shareholders	(7,522,649)	(1,306,192)

NET ASSETS:
Beginning of year	229,950,704	254,646,580
End of year	$269,182,849	$229,950,704
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
1.	Significant Accounting Policies
Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end management investment company. The Fund operates as diversified as defined under the Investment Company Act. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in smaller capitalization Japanese equity securities.
The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in U.S. dollars. The Fund is an investment company that follows the accounting and reporting guidance in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.
(a) Valuation of Securities—Investments traded in the over-the-counter market are fair valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the most recent quoted bid price or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are fair valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price. Securities and other assets, including futures contracts and related options, that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
(b) Foreign Currency Transactions—Transactions denominated in Japanese yen (“Yen”) are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.
The net assets of the Fund are presented at the exchange rates and fair values on February 29, 2024. The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at February 29, 2024. Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities. Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
(c) Security Transactions, Investment Income and Distributions to Shareholders—Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the first in, first out basis.
Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.
Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable). Collateral is provided in the form of cash, which would be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 29, 2024, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.
(d) Income Taxes—A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.
Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue. The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 - Limitation on Benefits Article. There is no withholding tax on realized gains.
In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.
(e) Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
(f) Concentration of Risk—A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.
(g) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.
2.	Management Agreement and Transactions With Affiliated Persons
Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the management agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM” or the “Investment Adviser”), as Investment Adviser to the Fund.
As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 0.90% of the value of the Fund's average weekly net assets not in excess of $250 million and 0.80% of the Fund's average weekly net assets in excess of $250 million. Under the management agreement, the Fund incurred fees to the Manager of $2,223,441 for the fiscal year ended February 29, 2024. Under the investment advisory agreement, the Investment Adviser earned investment advisory fees of $1,026,885 from the Manager, not the Fund, for the fiscal year ended February 29, 2024. At February 29, 2024, the management fee payable to the Manager by the Fund was $185,129.
Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the fiscal year ended February 29, 2024. The Fund pays each Director not affiliated with the Manager an annual fee of $30,000. In addition, the Fund pays each Director not affiliated with the Manager $3,000 per in-person or virtually held meeting attended, $2,000 per telephone meeting attended, and Director expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, is paid an additional annual fee of $8,000. The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $4,000. Such fees and expenses for unaffiliated Directors aggregated $229,101 for the fiscal year ended February 29, 2024.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
3.	Purchases and Sales of Investments
Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the fiscal year ended February 29, 2024 were $130,072,727 and $136,638,093, respectively.
4.	Federal Income Tax
As of February 29, 2024, net unrealized appreciation on investments, exclusive of foreign currency, for federal income tax purposes was $14,705,008, of which $58,054,443 related to appreciated securities and $43,349,435 related to depreciated securities. The cost of investments, exclusive of foreign currency of $1,836,354 at February 29, 2024 for federal income tax purposes was $250,939,219.
At February 29, 2024, the components of accumulated earnings on a tax basis consisted of unrealized appreciation on investments and foreign currency transactions of $14,685,829, undistributed ordinary income of $4,250,211, and a capital loss carryforward of $38,641,620. The differences between book basis and tax basis for unrealized appreciation on investments and foreign currency transactions are attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.
At February 29, 2024, for federal tax purposes, the Fund has a long-term capital loss carryforward of $38,641,620 available to offset future capital gains.
The Fund paid an ordinary income distribution of $7,522,649, which represents $0.2655 per share, to shareholders of record as of December 19, 2023. The distribution was paid on December 27, 2023.
The Fund paid an ordinary income distribution of $1,306,192, which represents $0.0461 per share, to shareholders of record as of December 20, 2022. The distribution was paid on December 28, 2022.
5.	Fair Value Measurements
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a frame work for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.
•	Level 1 — quoted prices in active markets for identical investments

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At February 29, 2024, all of the Fund’s investments were determined to be Level 1 securities.
During the fiscal year ended February 29, 2024, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.
6.	Subsequent Events
The Fund has evaluated subsequent events through April 29, 2024, the date as of which the financial statements were available to be issued, and has determined that there were no subsequent events that require recognition or disclosure in the financial statements.

JAPAN SMALLER CAPITALIZATION FUND, INC.
FINANCIAL HIGHLIGHTS
For a share of common stock outstanding throughout each year:
	For the Year Ended
	February 29	February 28			February 29
	2024	2023	2022	2021	2020
Net asset value, beginning of year:	$8.12	$8.99	$10.23	$8.85	$10.17
Investment Operations:
Net investment income(1)	0.11	0.10	0.11	0.10	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.54	(0.92)	(0.74)	1.63	(0.69)
Total from investment operations	1.65	(0.82)	(0.63)	1.73	(0.58)
Less Distributions:
Distributions from ordinary income	(0.27)	(0.05)	(0.21)	(0.13)	(0.27)
Distributions from capital gains	—	—	(0.40)	(0.22)	(0.47)
Total from distributions	(0.27)	(0.50)	(0.61)	(0.35)	(0.74)
Net asset value, end of year	$9.50	$8.12	$8.99	$10.23	$8.85
Market value, end of year	$7.82	$6.77	$7.63	$8.99	$8.03
Total investment return(2)	19.6%	(10.6%)	(8.6%)	16.3%	(2.6%)
Ratio/Supplemental Data:
Net assets, end of year (000)	$269,183	$229,951	$254,647	$289,762	$250,887
Ratio of expenses to average net assets	1.28%	1.47%	1.20%	1.23%	1.21%
Ratio of net income to average net assets	1.25%	1.29%	1.07%	0.99%	1.09%
Portfolio turnover rate	53%	46%	27%	38%	30%
(1)	Based on average shares outstanding.
(2)
Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION
(Unaudited)

The 2023 annual meeting of the shareholders of the Fund was held at the offices of NAM-U.S.A. on November 20, 2023 (the “Meeting”). The purpose of the Meeting was (1) to elect five Directors to serve for a term of one year and until their successors are duly elected and qualify, (2) to consider and vote upon a shareholder proposal to reduce the ownership threshold required for shareholders to call a special meeting to 10%, and (3) to transact such other business as may properly come before the Meeting or any adjournments or postponement thereof.
1. To elect five Directors:
At the Meeting, Rodney A Buck, David B. Chemidlin, Marcia L. MacHarg, Paige P. Ouimet, and Yuichi Nomoto were re-elected to serve as Directors of the Fund for a term expiring at the annual meeting of shareholders to be held in 2024 and until their successors are duly elected and qualify. The results of the voting at the Meeting were as follows:
	Shares Voted For	Shares Voted Withhold Authority	Votes Abstained
Rodney A. Buck	18,984,666	6,587,501	107,658
David B. Chemidlin	18,957,971	6,625,754	96,100
Marcia L. MacHarg	18,919,744	6,658,196	101,885
Yuichi Nomoto	18,991,297	6,598,669	89,859
Paige P. Ouimet	23,414,066	2,176,785	88,974
2. To consider and vote upon a shareholder proposal to reduce the ownership threshold required for shareholders to call a special meeting to 10%:
At the Meeting, a shareholder proposal to reduce the ownership threshold required for shareholders to call a special meeting to 10% was approved. The results of the voting at the Meeting were as follows:
Votes For	Votes Against	Votes Abstained
12,957,196	9,566,907	39,508

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION
(Continued)(Unaudited)

INDEPENDENT DIRECTORS
Name, Age, Position(s) Held with the Fund, Length of Service, Other Directorships Held by Director, Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

Rodney A. Buck (76) Director and Chairman of the Board Director since: 2006 Chairman of the Board since: 2010 Director of one fund in the Fund Complex	Owner, Buck Capital Management (private investment management firm) since 2005; Chairman of the Dartmouth-Hitchcock Health Care Investment Committee since 2011.

David B. Chemidlin (67) Director and Chairman of the Audit Committee Director and Chairman of the Audit Committee since: 2006 Director of one fund in the Fund Complex	Owner and President of AbidesWorks LLC (accounting and business support services) since 2016; Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995-2016.

Marcia L. MacHarg (75) Director Director since: 2013 Director of one fund in the Fund Complex
Partner, Debevoise & Plimpton LLP (an international firm) from 1987-2012; Of Counsel, Debevoise & Plimpton LLP from 2013-2016; Retired Partner of Debevoise & Plimpton since 2017; Trustee, Board of Trustees of Smith College from 2014-2022 and Chair of the Audit Committee of the Board of Trustees from 2016-2022; Member of the Executive Committee of the Friends of Smith College Libraries from 2013-2015.

Paige P. Ouimet (48) Director Director since: 2021 Director of one fund in the Fund Complex
Kenan-Flagler Business School Professor at the University of North Carolina at Chapel Hill since 2021; Associate Dean of the PhD Program since 2022; Executive Director of the Kenan Institute of Private Enterprise since 2023; Associate Professor from 2016-2020; Assistant Professor from 2008-2015.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION
(Continued)(Unaudited)

INTERESTED DIRECTOR
Name, Age, Position(s) Held with the Fund, Length of Service, Other Directorships Held by Director, Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:

Yuichi Nomoto (51)* President and Director President and Director since: 2019 Director of one fund in the Fund complex
President and Chief Executive Officer of NAM-U.S.A. since 2019; Head of Global Business Strategy Department of NAM from April 2022 to March 2023; Managing Director of NAM-U.S.A. since 2018; Head of Client Services and Marketing of NAM-U.S.A. from 2016-2020; Executive Director of NAM-U.S.A. from 2016-2018.

*	Mr. Nomoto is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with NAM-U.S.A. and NAM.
Committees and Directors’ Meetings. The Board of Directors has a standing Audit Committee, a standing Nominating Committee, and a standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards. Currently, Rodney A. Buck, David B. Chemidlin, Marcia L. MacHarg, and Paige P. Oiumet are members of these Committees. The Fund has no standing Compensation Committee.
Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which they served and, if a member, of the aggregate number of meetings of the Audit, Nominating and Special Committees held during the period for which they served.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION
(Continued)(Unaudited)

OFFICERS OF THE FUND
Name, Address*, Age, Position(s) Held with the Fund, Term of Office ** and Length of Time Served	Principal Occupation(s) During Past 5 Years:

Yuichi Nomoto (51) President and Director President and Director since: 2019 Director of one fund in the Fund complex
President and Chief Executive Officer of NAM-U.S.A since 2019; Head of Global Business Strategy Department of NAM from April 2022 to March 2023; Managing Director of NAM-U.S.A. since 2018; Head of Client Services and Marketing of NAM-U.S.A. from 2016-2020; Executive Director of NAM-U.S.A. from 2016-2018.

Shinichi Masuda (53) Vice President Vice President since: 2022
Chief Administrative Officer of NAM-U.S.A. since September 2022; Chief Project Manager, Asset Management Research Center of NAM from 2020 to 2022; Managing Director of the Product Planning and Development Department of NAM from 2018 to 2020; General Manager/Deputy General Manager of Nomura Bank (Luxembourg) S.A. from 2012 to 2018.

Michael A. Morrongiello (64) Vice President Vice President since: 2021	Executive Director of NAM-U.S.A. since 2007; Head of Operations of NAM-U.S.A. since 1998.

Maria R. Premole (62) Vice President Vice President since: 2013	Head of the Closed End Fund Business Development since November 2023; Vice President of NAM-U.S.A. since 2013.

Neil A. Daniele (63) Secretary and Chief Compliance Officer Secretary since: 2002 Chief Compliance Officer since: 2005
Chief Compliance Officer of NAM-U.S.A. since 2005 and Managing Director of NAM-U.S.A. since 2007; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. since 2009; Corporate Secretary of NAM-U.S.A. since 2013.

Amy J. Robles (46) Treasurer Treasurer since: 2013 Assistant Treasurer from 2011-2013	Executive Director of NAM-U.S.A. since 2015; Controller and Treasurer of NAM-U.S.A. since 2013; Vice President of NAM-U.S.A. from 2009-2015.
*	The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019.
**	Elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

OFFICERS OF THE FUND (Continued)
Name, Address*, Age, Position(s) Held with the Fund, Term of Office ** and Length of Time Served	Principal Occupation(s) During Past 5 Years:

Yi She (48) Assistant Treasurer Assistant Treasurer since August 2023	Vice President of NAM-U.S.A. since August 2023; Associate at Goldman Sachs from 2005-2023.
*	The address of each officer listed above is Worldwide Plaza, 309 West 49th Street, New York, New York 10019.
**	Elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

JAPAN SMALLER CAPITALIZATION FUND, INC.

INVESTMENT OBJECTIVE AND POLICIES (Unaudited)
The investment objective of the Fund is long-term capital appreciation through investments in Japanese smaller capitalization companies. The Fund’s investment policy is to invest, under normal market conditions, at least 80% of its total assets in smaller capitalization Japanese equity securities traded on the Tokyo, Nagoya, Fukuoka and Sapporo Stock Exchanges and included or traded on other indices or markets, as applicable, determined by the Investment Adviser to be appropriate indices or markets, for smaller capitalization companies in Japan (“Smaller Capitalization Companies”). Neither the Fund’s investment objective nor its investment policy may be changed without the approval of the holders of a majority of the outstanding Shares. A majority vote, as defined by the 1940 Act, means the affirmative vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.
Under normal market conditions, at least 80% of the Fund’s total assets are invested in equity securities of Smaller Capitalization Companies. Currently, the Investment Adviser considers Smaller Capitalization Companies to be those companies whose equity securities are included, at the time of purchase, in the Russell/Nomura Small Cap™ Index and certain other companies described below that are not represented in the Russell/Nomura Small Cap™ Index. The Russell/Nomura Small Cap™ Index measures the performance of small companies (in terms of adjusted market capitalization) and as of February 29, 2024 consists of 1,099 of the equity securities of the smallest companies included in the Russell/Nomura Total Index, representing the bottom 15% of the total market capitalization of the Russell/Nomura Total Market™ Index. The Russell/Nomura Total Market™ Index as of February 29, 2024 is comprised of 1,399 of the largest Japanese equity securities as determined by total market capitalization (in terms of adjusted market capitalization) and measures the performance of the broad Japanese equity market. Companies representing the bottom 2% of the total Japanese equity market (in terms of adjusted market capitalization) are not included in the Russell/Nomura Total Index and therefore are not included in the Russell/Nomura Small Cap™ Index. However, because the companies that belong to this bottom 2% have small market capitalizations, the Investment Adviser considers these companies to be Smaller Capitalization Companies. In addition, the Investment Adviser may deem other companies to be Smaller Capitalization Companies. As of February 29, 2024, the largest of the Smaller Capitalization Companies in the Russell/Nomura Total Index has an approximate market capitalization of 777 billion Yen which is approximately 5.2 billion in U.S. dollars terms. The market capitalizations of companies in the Russell/Nomura Small Cap™ Index change with market conditions and the composition of the Russell/Nomura Small Cap™ Index.
The Fund may invest its assets in a broad spectrum of industries. The Fund seeks to identify and invest in companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Investment Adviser utilizes internal financial, economic and credit analysis resources as well as information obtained from other sources. In selecting industries and companies for investment, the Investment Adviser considers overall growth prospects, financial conditions, competitive position, technology, research and development, productivity, labor costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of government regulation or deregulation, management and other factors. There can be no assurance that the Fund will realize its investment objective.
Securities of Smaller Capitalization Companies are traded in a number of separate markets in Japan that have been developed in response to increased attention to this section of the securities market. At the time the Fund commenced operations in 1990, securities of emerging Japanese companies were traded primarily on the Japanese over-the-counter market and securities of these companies were not generally eligible for listing on major securities exchanges.

JAPAN SMALLER CAPITALIZATION FUND, INC.

INVESTMENT OBJECTIVE AND POLICIES (Continued) (Unaudited)
The Fund has adopted certain other policies as set forth below:
Assets Not Invested in Smaller Capitalization Companies, Other than Cash. The Fund may invest in equity securities of companies not considered Smaller Capitalization Companies, and also invest in fixed income securities. These fixed-income securities include non-convertible preferred stock, debt securities, obligations issued or guaranteed by the U.S. or Japanese government or their agencies or instrumentalities and money market instruments (such as short term obligations issued or guaranteed by the U.S. or Japanese government, commercial paper and time deposits, certificates of deposit and bankers’ acceptances of U.S. or Japanese banks).
Repurchase Agreements. Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon date and price in a specified currency, thereby determining the yield during the term of the agreement. When the Fund enters into a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. This results in a fixed rate of return for the Fund that is insulated from market fluctuation during such period although the rate of return may be affected by currency fluctuations.
Lending Portfolio Securities. In order to increase income, the Fund is authorized to lend portfolio securities from time to time to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. government securities. The Fund currently has suspended its securities lending program but may resume participation in the future. Under the Fund’s procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Fund, and the Fund will have the right, on demand, to call back the loaned securities. The Fund may pay fees to arrange the loans. The Fund will neither lend portfolio securities in excess of 30% of the values of its assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund, the Manager or the Investment Adviser. Although the Fund is authorized to lend portfolio securities, it does not currently do so. However, it may resume the practice at any time.
Borrowings. The Fund is authorized to borrow money in amounts of up to 10% of the value of its total assets at the time of such borrowings.
Hedging Foreign Currency. The Fund is authorized to deal in forward foreign exchange between the U.S. dollar and the Yen as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price at the time of the contract. The Fund’s dealings in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. The Fund does not intend to utilize hedging techniques to a significant extent.
The Fund is also authorized to purchase or sell listed or over the counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline, and it precludes the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so

JAPAN SMALLER CAPITALIZATION FUND, INC.

INVESTMENT OBJECTIVE AND POLICIES (Continued) (Unaudited)
generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

JAPAN SMALLER CAPITALIZATION FUND, INC.

RISK FACTORS AND SPECIAL CONSIDERATIONS
(Unaudited)
Risks of Investing in Equity Securities
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries or due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
One or more markets in which the Fund invests may go down in value, with the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Securities selected by Fund management may underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.
Risks of Investing in Japan
General. There are special risks associated with investments in Japan and the value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in Japan. Political, social or economic disruptions in Japan or in other countries in the region may adversely affect the values of Japanese securities and thus the Fund’s holdings.
Japan’s economy could be negatively impacted by many factors, including rising interest rates, tax increases and budget deficits. In the longer term, Japan will have to address the effects of an aging population, such as a shrinking workforce and higher welfare costs. To date, Japan has had restrictive immigration policies that, combined with other demographic concerns, appear to be having a negative impact on the economy. Japan’s growth prospects appear to be dependent on its export capabilities. Japan’s neighbors, in particular China, have become increasingly important export markets. Despite a deepening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japan is located in a region that is susceptible to natural disasters, which could also negatively impact the Japanese economy.
The growth of Japan’s economy historically has lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners.

JAPAN SMALLER CAPITALIZATION FUND, INC.

RISK FACTORS AND SPECIAL CONSIDERATIONS
(Continued) (Unaudited)
Currency Risks. The value of the Fund’s securities as measured in U.S. dollars may be affected by fluctuations in the value of the Yen relative to the U.S. dollar. The Yen has shown volatility over the past two decades. Such volatility could affect returns in the future. The Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia. Depreciation of the Yen will decrease the value of the Fund’s holdings. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the Yen. Japanese intervention in the currency markets could cause the value of the Yen to fluctuate sharply and unpredictably and could cause losses to investors.
The Fund’s assets will be invested principally in securities of Japanese issuers and substantially all of the income received by the Fund will be in Yen. However, the Fund will compute and distribute its income in U.S. dollars. Currency exchange rate fluctuations can decrease or eliminate income available for distribution. For example, if the value of the Yen falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Yen to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and the Yen.
The Fund’s ability to hedge against foreign currency risks may adversely affect the Fund’s net asset value. The Fund may engage in a variety of foreign currency exchange transactions. Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser’s view as to certain market movements is incorrect, the risks that the use of hedging could result in losses greater than if they had not been used.
Regulatory and Judicial Risks. Issuers in Japan are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Japanese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights for issuers in Japan may differ from those that may apply in the U.S. Shareholders’ rights under Japanese law may not be as extensive as those that exist under the laws of the U.S. The Fund may therefore have more difficulty asserting its rights as a shareholder of a Japanese company in which it invests than it would as a shareholder of a comparable U.S. company.
It may be difficult for the Fund to obtain a judgment in a court outside the U.S. with respect to any claim that the Fund may have against any such issuer or its directors and officers. As a result, even if the Fund initiates a suit against the issuer in a U.S. court, it may be difficult for the Fund to effect service of process in Japan. Moreover, if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in Japan.
The Investment Adviser is a Japanese corporation with its principal place of business in Tokyo, Japan. Therefore, it may not be possible for shareholders to effect service of process within the U.S. upon the Investment Adviser or to enforce against the Investment Adviser, in U.S. courts or foreign courts, judgments obtained in U.S. courts predicated upon the civil liability provisions of the federal securities laws of the U.S. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against the Investment Adviser predicated solely upon the securities laws of the U.S.

JAPAN SMALLER CAPITALIZATION FUND, INC.

RISK FACTORS AND SPECIAL CONSIDERATIONS
(Continued) (Unaudited)
The Fund may hold its foreign securities and cash in foreign banks and securities depositories. There may be less regulatory oversight over their operations than in the case of U.S. financial institutions. Also, certain Japanese laws may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.
Concentration Risk. From time to time, the Fund may invest a greater proportion of its assets in the securities of companies that are part of specific sectors and related industries of the Japanese economy. The Fund is therefore subject to greater risk of loss with respect to its portfolio securities as a result of its focus on such sectors and related industries.
Investing in a significantly reduced number of issuers may result in greater performance volatility, as the Fund will be more exposed to the risks associated with and developments affecting an individual issuer than if the Fund’s investments were less concentrated.
Risks of Investing in Smaller Capitalization Companies
The Fund invests a substantial portion of its assets in the securities of smaller capitalization companies in Japan. Investments in the securities of these companies may present greater opportunities for growth, but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalized companies. The securities of smaller capitalization companies have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund’s investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Japanese companies. It is more difficult to obtain information about smaller capitalization companies because they tend to be less well known and have shorter operating histories and because they tend not to have significant ownership by large investors or be followed by many securities analysts. Additionally, these companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group that may lack depth and experience. Investments in larger and more established companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.
Additional Risks
Russia launched a large-scale invasion of Ukraine in February 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

JAPAN SMALLER CAPITALIZATION FUND, INC.

RISK FACTORS AND SPECIAL CONSIDERATIONS
(Continued) (Unaudited)
War, terrorism, geopolitical uncertainties, public health issues and other business interruptions have caused and could cause damage or disruption to international commerce and the global economy, and thus could have a material adverse effect on the Fund. The Fund's business operations are subject to interruption by, among others, natural disasters, whether as a result of climate change or otherwise, fire, power shortages, nuclear power plant accidents and other industrial accidents, terrorist attacks and other hostile acts, labor disputes, public health issues and other events beyond its control. Should major public health issues, including pandemics, arise, the Fund could be adversely affected by market downturns.
For example, the outbreak of an infectious coronavirus (COVID-19) that developed into a global pandemic negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The impact of other epidemics and pandemics that may arise in the future could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time.

JAPAN SMALLER CAPITALIZATION FUND, INC.
TAX INFORMATION (Unaudited)
We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year ended February 29, 2024 as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the Fund designates $697,042 as foreign tax credit with the associated foreign gross income of $6,970,421.
Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which was sent to you separately in January 2024.
REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE (Unaudited)
Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (“NAV”). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.
Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the market price of the Fund’s shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in the shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.
In addition, on May 26, 2016, the Board of Directors approved a Discount Management Plan. Under the plan, the Fund is authorized to make open-market share repurchases on the New York Stock Exchange. Such repurchases may be made from time to time as authorized by the Board of Directors.
To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund. As a “country fund” emphasizing a smaller capitalization segment of the market, the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believes that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives. The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

JAPAN SMALLER CAPITALIZATION FUND, INC.

BOARD REVIEW OF THE MANAGEMENT AND INVESTMENT
ADVISORY AGREEMENTS (Unaudited)
The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent or non-interested directors (the “Independent Directors”). The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the “Agreements”) consist of the Fund’s management agreement (the “Management Agreement”) with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”).
The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on November 20, 2023. In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on November 13, 2023, the Independent Directors received materials that included, among other items, information provided by the Manager including (i) copies of the Agreements and actions taken regarding such Agreements including approval history, (ii) a presentation on the Investment Adviser, the Fund’s investment strategy, Nomura Japan Small Cap Value Equity Strategy, and Other Accounts under Management, (iii) the organizational structure of the Investment Adviser and Manager including biographical information about the personnel performing management and investment advisory services for the Fund, (iv) responses to questionnaires from the Manager and the Investment Adviser concerning their respective resources, services they provide to the Fund, and other current matters, (v) the most current financial statements and profitability of the Manager and the Investment Adviser including the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, (vi) historical performance of the Fund, performance of comparative small-cap funds, and performance of the Fund’s Benchmark, (vii) historical fund and financial highlights and historical ratio of expenses to average net assets, (viii) an analysis of the management fee structure compared to closed-end funds with Asia Equity strategies including assumed economies of scale, assets under management, and expense ratio. The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards and factors to be taken into account in considering the renewal of investment management agreements, as set forth by the Supreme Court and other relevant court decisions) from their independent counsel in considering these matters and the continuance of the Agreements.
In considering the continuance of the Agreements at the meeting held on November 20, 2023, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their review of the Agreements included the following:
The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager.
Based on its review of all of the services provided by the Manager and the Investment Adviser, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.
Performance. The Board considered performance information provided by the Manager regarding the Fund’s performance over a number of time periods, including the three-month, year to date, one-year, three-year, five-year, and ten-year periods ended September 30, 2023. The Manager provided information about the performance of the Fund compared to the Fund’s Benchmark and comparative small-cap funds, Fund

JAPAN SMALLER CAPITALIZATION FUND, INC.

BOARD REVIEW OF THE MANAGEMENT AND INVESTMENT
ADVISORY AGREEMENTS (Continued) (Unaudited)
highlights and Fund financial highlights for the last three fiscal year ends, data on the Fund’s expense ratio and summary of expenses for the last semi-annual period and prior five fiscal year ends, and comparative management fee structure, expense ratio, and other information on other closed-end funds with Asian Equity strategies.
The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Fund. The Board considered the fee under the Fund’s management agreement in connection with other information provided for the Directors’ consideration. The Board considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective, including Japanese retail unit trusts. The Board recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the Fund.
The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisers. This presentation included information regarding methodologies used to allocate expenses in considering the profitability of the Agreements to the Manager and the Investment Adviser. The Independent Directors reviewed this information with the Manager to understand expense allocation methodology utilized by the Investment Adviser.
After reviewing the information described above including investment performance and fee structures of comparative funds, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and the profitability of the Agreements to the Manager and the Investment Adviser supported the continuance of the Agreements.
Based on an evaluation of all factors deemed relevant, including the factors described above and taking into account information received throughout the preceding year, the Board, including each of the Independent Directors, concluded that the Agreements should be continued through December 31, 2024.

JAPAN SMALLER CAPITALIZATION FUND, INC.

DIVIDEND REINVESTMENT PLAN (Unaudited)

The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or long-term capital gain distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to Computershare Trust Company, N.A., (the “Plan Agent”), P.O. Box 505000 Louisville, KY 40233. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.
Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 29, 2024, the Fund issued no new shares for dividend reinvestment purposes.
Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in

JAPAN SMALLER CAPITALIZATION FUND, INC.

DIVIDEND REINVESTMENT PLAN (Continued) (Unaudited)

the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time.
There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the appropriate number of full shares will be reflected in the Fund records and a cash payment for any fractional shares will be issued. The shareholder may also request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee plus $0.15 per share sold will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.
The Plan Agent will maintain all shareholders’ accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.
The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.
The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Trust Company, at Computershare Trust Company, N.A. P.O. Box 505000 Louisville, KY 40233.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Marcia L. MacHarg
Yuichi Nomoto
Paige P. Ouimet
OFFICERS
Yuichi Nomoto, President
Shinichi Masuda, Vice President
Michael A. Morrongiello, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Robles, Treasurer
Melanie D. Malc. Assistant Treasurer from 2021 to June 2023
Yi She, Assistant Treasurer since August 2023
MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
INTERNET ADDRESS
http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof
INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
2-2-1, Toyosu, Koto-ku,
Tokyo 135-0061, Japan
DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, KY 40233
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Manhattan West
New York, New York 10001
JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

(b)	Not applicable.

Item 2. Code of Ethics.

(a) and (b)	As of February 29, 2024, the Registrant had adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. The Registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(c)	During the fiscal year ended February 29, 2024, there were no amendments to a provision of the Code of Ethics that applies to the Registrant’s Principal Executive Officer or Principal Financial Officer or that relates to any element of code of ethics definition enumerated in paragraph (b) of this Item.

(d)	Not applicable.

(e)	Not applicable.

(f)	A copy of the Code of Ethics will be provided, without charge, upon request to the Registrant by calling toll-free 1-800-833-0018 or by emailing JOFInvestorRelations@nomura-asset.com.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Directors has determined that there is one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The name of the audit committee financial expert is David B. Chemidlin. Mr. Chemidlin has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate audit fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the Auditor in connection with statutory and regulatory filings or engagements for those fiscal years were $107,635 for February 29, 2024 and $104,500 for February 28, 2023.

(b)	Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $0 for February 29, 2024 and $0 for February 28, 2023.

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for tax compliance, tax advice, and tax planning services by the Registrant’s principal accountant were $26,551 for February 29, 2024 and $26,016 for February 28, 2023. The amount represents aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing of federal, state and local income tax returns, registered investment company qualification review, assistance with determination of Passive Foreign Investment Companies, and tax distribution and analysis planning.

(d)	All Other Fees

There were no other services performed for each of the last two fiscal years by the Registrant’s principal accountant other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to pre-approve all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to pre-approve non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)	Non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant in each of the last two fiscal years were $26,511 for February 29, 2024 and $26,016 for February 28, 2023. The amount represents aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing of federal, state and local income tax returns, registered investment company qualification review, assistance with determination of Passive Foreign Investment Companies, and tax distribution and analysis planning.

Non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant’s Manager and any entity controlling, controlled by, or under common control with the Registrant’s Manager that provides ongoing services to the Registrant (“Service Affiliates”) in each of the last two fiscal years were $2.0 million for March 31, 2024 and $6.1 million for March 31, 2023. These amounts represent aggregate fees paid for audit related services, tax compliance, tax advice and tax planning services and other advisory services concerning risk management and regulatory matters rendered by the Registrant’s principal accountant to Service Affiliates.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered by the Registrant’s principal accountant to Service Affiliates during the Registrant’s most recent fiscal year which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Registrant’s principal accountant’s independence. All services provided by the Registrant’s principal accountant to the Registrant or to Service Affiliates which were required to be pre-approved were pre-approved as required.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants

(a)	The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, Rodney A. Buck, David B. Chemidlin, Marcia L. MacHarg, and Paige P. Ouimet are members of the Audit Committee.
(b)	Not applicable.

Item 6. Investments.

(a)	The Registrant’s investments in securities of unaffiliated issuers as of February 29, 2024 are included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Global Proxy Voting Policy
November 1, 2021
Nomura Asset Management
This Policy applies to resolutions to be proposed at shareholders’ meetings which are held on or after November 1, 2021.
This Policy applies for investee companies globally.
1.	Policy for Proxy Voting
NOMURA ASSET MANAGEMENT (“NAM” or “we” hereafter) has the fiduciary duty (a duty to manage our business activities in the best interest of our clients) to do our best to enhance returns for our clients as an investment manager. To fulfill our duties as well as our role, we will encourage investee companies to realize appropriate management practices (including initiatives directed at ESG issues) and thereby encourage them to enhance corporate value and achieve sustainable growth by engaging with them and exercising our proxy voting rights in a proper manner based on this Policy we have established. We also encourage investee companies to operate their businesses in the best interests of their shareholders over the long term through our proper proxy voting activity.
(Note) ESG refers to environment, social and corporate governance. We place emphasis on ESG issues, as they need to be considered in the context of corporate social responsibility and sustainability.
2.	Proxy Voting Guidelines
When exercising proxy voting rights, we will vote for resolutions that are deemed to enhance shareholder value, while voting against those that are deemed harmful to shareholder value. We do not exercise our proxy voting rights solely as a means to address specific social or political issues, irrespective of the investment returns of the company.
When making a judgment on the exercise of proxy voting rights, we regard any misconduct, violation of laws and regulations and rules of stock exchanges, or any act that is deemed questionable in view of initiatives directed at ESG issues or social norms, as being harmful to shareholder value.
We closely examine voting resolutions that meet one or more of the conditions listed below. Where we believe that a specific resolution is not in the best interest of shareholders, we will, in principle, decide to vote against the resolution.
(1) The company continuously reports sluggish business performance. Sluggish business performance indicators that are considered when judging the exercise of proxy voting rights, include performance that leads to a significant decline in the investment returns of the company, such as recording a deficit for three consecutive years. Business performance is based on consolidated accounts. However, if consolidated accounts are not reported, business performance is based on non-consolidated accounts. (The same shall apply hereafter.)
(2) The company accumulates a large amount of excess funds that are deemed not to be used effectively and/or are not distributed to shareholders adequately.
(3) The company’s disclosure is considered inadequate and harmful to shareholder value.
(4) The auditor’s opinion on the issuer is qualified.
(5) The composition and/or size of the company’s board of directors, or the composition and/or size of its board of statutory auditors, audit committee or any other committee is deemed to be inadequate and may harm shareholder value.
(6) Extraordinary resolutions that are deemed highly likely to harm shareholder value.

3.	Positions on Specific Issues
(1) Election of Directors
The board of directors is expected to consist of a diverse range of persons who are qualified for the position with sufficient skills and experience and the capability to supervise the execution of the business on behalf of shareholders.
If the company is found to have engaged in any activity that is materially harmful to shareholder value, or if the company’s business performance remains sluggish over a long period, or if any similar issue is found with regard to the company, we will in principle vote against the election of directors who are deemed to be responsible for such issues/activities. Also, if the investee company had been encouraged by us to address the inadequacy in its initiatives to realize appropriate management practices pointed out by us through engagement but failed to engage adequately in initiatives and is not expected to make improvements, and if this is deemed to be hindering, or highly likely to hinder in the medium/long run, the enhancement of corporate value and sustainable growth, we will in principle vote against the election of directors who are deemed to be responsible for such inadequacy.
In principle, we vote for the election of outside directors. However, we pay special attention to the directors’ qualifications, such as their independence. We determine the independence of the outside directors from a comprehensive perspective on whether they are representatives of major shareholders, have received a large amount of income other than executive remuneration from the company in question, and are related to other executive members.
The number of directors should be adequate and appropriate considering the nature of the company’s business and its scale.
(2) Election of Auditors
Auditors are expected to be qualified to audit the business on behalf of shareholders, and are also expected to function adequately for that purpose. Where the company is found to have engaged in any activity that is materially harmful to shareholder value or if any similar issue is found with regard to the company in question, and an auditor is found responsible for any part thereof, or is deemed to have failed to fully perform his/her duties, we will vote against the reelection of the auditor.
It is desirable that outside auditors are independent of management. It is not desirable to have a board of statutory auditors and an audit committee composed of outside auditors, all of whom lack independence. We determine the independence of the outside auditors from a comprehensive perspective on whether they are representatives of major shareholders, have received a large amount of income other than executive remuneration from the company in question, and are related to other executive members.
Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.
(3) Election of Accounting Auditors
In principle, we will vote for the election of accounting auditors except where it is found that:
•	The accounting auditor has an interest in the company and lacks independence.
•	Excessive non-audit remuneration has been paid to the accounting auditor by the company.
•	The accounting auditor has expressed inaccurate opinions on the company’s financial conditions.
(4) Executive Remuneration
It is desirable that executive remuneration plans are reasonable and are aligned with the long-term performance of the company.
We vote against remuneration plans, if the company is found to have engaged in any activity that is materially harmful to shareholder value, or the amount of remuneration is inconsistent with or inequitable compared to the company’s overall financial condition, or plans are deemed to substantially harm shareholder value. In particular, we will vote against resolutions on executive bonuses when there is a significant decline in business performance, or when the bonus payment amount is found to be unreasonably large in relation to past achievements and the current financial conditions of the company, or as compared with other competitors.
In particular, we will vote against resolutions on offering company stocks (including stock options) when there is a significant decline in business performance, or when the value of stock remuneration is found to be unreasonably high in view of past achievements and the current financial conditions of the company, or as compared with other competitors. In principle, we vote for stock remuneration plans when the terms and conditions of the plan, such as eligibility and scale, are properly set forth for the purpose of incentivizing executives. However, we vote against such plans when the terms and conditions of the plan, including eligibility and scale, are deemed to be improper.
We will determine whether to vote for or against resolutions on the granting of stock remuneration to the company’s employees or outside parties by applying mutatis mutandis the rules on stock remuneration plans for executives mentioned above. We will require sufficient explanation on stocks offered to outside parties in light of whether it leads to the enhancement of shareholder value.
(5) Retirement Bonus for Directors and Auditors
We will vote against resolutions on retirement bonuses for retiring executives when the company is found to have engaged in any activity that is materially harmful to shareholder value, or when there is a significant decline in business performance or share price, or when the amount of the retirement bonus payment is found to be unreasonably large considering past achievements and the current financial conditions of the company, or as compared with other competitors.
(6) Allocation of Dividends and Profits
In deciding on distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan and capital policies. In principle, it is desirable that excess funds are distributed to shareholders.
While considering whether the company’s allocation of dividends and profits is consistent with its long-term investment plan and capital policies, we shall vote against allocation policies that are deemed to be significantly inadequate and harmful to shareholder value.
(7) Acquisition of the Company’s Own Stock
While we view the acquisition of the company’s own stock positively as a means to enhance shareholder value, we would oppose such a resolution when it is deemed to be inappropriate for the sake of the company’s capital structure.
(8) Change in Number of Authorized Shares
When said purposes are inappropriate, NAM will in principle vote against a company’s proposed increase in the number of authorized shares.
(9) Issuance of Preferred and Other Classes of Shares
We will in principle vote for resolutions if the purpose is deemed to be clear and appropriate, and the issuance of such shares is deemed not to harm the interests of general shareholders in consideration of appropriate application requirements, the fairness of voting rights, beneficiaries and other relevant matters. Otherwise, we would oppose the resolution in principle.
(10) Corporate Restructuring and Capital Policy (Mergers, Acquisitions, Sale/Transfer of Business, Corporate Separation, Capital Increase, etc.)
We will vote for proposed corporate restructuring and capital policies, if they are deemed appropriate after considering the contents of the respective resolutions, financial conditions (including premiums), effects on shareholder value, basis and rationality of management judgment, fair disclosure, etc., from an overall perspective. Otherwise, we would oppose the resolutions. When general shareholders receive a consideration, whether in the form of shares, money or otherwise, in relation to corporate restructuring or capital policy, we would emphasize the appropriateness of the consideration when forming a judgment on whether to vote for or against the resolutions.
(11) Anti-Takeover Measures
We individually analyze anti-takeover measures. We would oppose such resolutions unless shareholder value is protected.
(12) Amendment of Articles
We will determine whether to vote for or against resolutions on amendments to the articles of incorporation on a case by case basis from the perspective of the long-term enhancement of shareholder value or the protection of shareholder value from impairment. We will vote for (against) such resolutions if we find them appropriate (inappropriate) from these perspectives.
(13) Shareholder Resolution
We will determine whether to vote for or against shareholder resolutions on a case by case basis from the perspective of long-term enhancement of shareholder value or the protection of shareholder value from impairment. We will vote for (against) such resolutions if we find them appropriate (inappropriate) from these perspectives.
(14) Other
NAM will determine whether to vote for or against resolutions on any other issues on a case by case basis from the perspective of the long-term enhancement of shareholder value or the protection of shareholder value from impairment. We will vote for (against) such resolutions if we find them appropriate (inappropriate) from these perspectives.
4. Conflict-of-Interest Management Policy
We conduct business in good faith and consider the fair treatment of our clients, and we appropriately manage conflicts of interest based on our “Conflict-of-Interet Management Policy.”
To manage the risk of a conflict of interest arising, we conduct our business in an appropriate manner by giving first priority to the clients’ interests. With regard to proxy voting, the Responsible Investment Committee which consists of members who are independent of the investment division, is in charge of policymakings and final proxy voting decisions. In cases where we exercise proxy voting rights for securities issued by Group Companies and subsidiaries or affiliates of Nomura Holdings Inc., and/or concerning the Group Companies’ interests, after making such facts clear, we refer to opinions from multiple proxy advisors and make decisions at the Responsible Investment Committee to protect the clients’ interests. The Responsible Investment Council validates whether such decisions are adequate and if necessary may make a recommendation to the Responsible Investment Committee. When receiving the recommendation, the Responsible Investment Committee reviews the related proxy voting decision again and makes the final decision.
5. Other
NAM may be unable to vote or may decide to abstain from voting in certain circumstances. The following list, although not exhaustive, highlights some potential instances in which a proxy may not be voted:
(1) Securities Lending
When securities are offered for loan as of the record date of exercising a proxy vote, they need to be collected before exercising the vote. We may not exercise a proxy vote after considering the practical implications of such an exercise and the cost incurred for collecting such securities.

(2) Share Blocking
Some countries and regions require shareholders to deposit their shares with a designated depository during a specific period shortly before a shareholders’ meeting as a condition for exercising a proxy vote. Shares cannot be sold during this blocking period. In such a case, we may not exercise the proxy vote due to practical considerations and the potential for opportunity loss.
(3) Re-registration
In some countries and regions, re-registration of shares is required to exercise a proxy vote. We may choose not to exercise a proxy vote in consideration of the fact that the shares cannot be sold during the re-registration period.
(4) Other
For example, when we are unable to obtain adequate information, e.g. if the period between receipt of the resolutions and the exercise of voting is insufficient. Also, if the cost of voting the proxy outweighs the possible benefit to the client, we may also choose not to exercise the proxy vote.

Proxy Voting Standards for Japanese Companies
November 1, 2023
Nomura Asset Management
These Proxy Voting Standards apply to resolutions to be proposed at shareholders’ meetings which are held on or after November 1, 2023.
Based on the “Global Proxy Voting Policy,” these Proxy Voting Standards define the proxy voting standards required specifically for investee companies that are listed in Japan.
Companies are expected to provide general shareholders with a thorough and easyto-understand explanation in their business reports, reference documents for shareholders’ meetings and other materials to allow them to make proper judgments on the exercise of their voting rights with sufficient understanding of the contents of respective issues and management status.
1.	Election of Directors
The board of directors is expected to function as a monitoring board whose main role and responsibility is to supervise management execution. These Proxy Voting Standards set forth below the minimum requirements that a monitoring board should satisfy and define the board of directors of a company as a monitoring board if the company satisfies all these requirements:
①	The number of directors is 5 or more, but less than 20;
②	Outside directors account for the majority of the board of directors;
③	A statutory or voluntary nomination/remuneration committee chaired by an outside director has been established, and outside directors account for the majority of it;
④	Female directors account for at least 10% of directors;
⑤	The company has not introduced an anti-takeover measure;
⑥	The company does not hold an excessive amount of strategically held stocks (Note);
⑦	In the case of a company with a board of auditors, the term of office of a director is one year; and
⑧	If there is a controlling shareholder, the board of directors is chaired by an outside director.
(Note) “Does not hold an excessive number of strategically held stocks” means strategically held stocks held by a company account for less than 25% of its net assets if the company is a financial institution and 10% of its invested capital if the company is a company other than a financial institution. In this context, the term “financial institution” is defined as a company that falls under “Banks,” “Securities and Commodities Futures,” “Insurance,” or “Other Financing Business” in the 33 industry sectors defined by the TSE, the term “strategically held stocks” is defined as shares held not solely for investment purposes as per the annual securities report for the previous fiscal year, and the term “invested capital” is defined as the total amount of net assets and interest-bearing debt stated in the consolidated financial statements (or non-consolidated financial statements if consolidated financial statements are not prepared) presented in the same annual securities report.
We also prescribe the following definitions concerning governance on nomination and remuneration, which is particularly important in the supervision of management execution:
“Effective governance on nomination is established” means a situation in which a statutory or voluntary nomination committee has been established, its members include two or more outside directors, and the number of inside directors among the members is fewer than the number of outside directors among the members.
“Effective governance on remuneration is established” means a situation in which a statutory or voluntary remuneration committee has been established, its members include two or more outside directors, and the number of inside directors among the members is fewer than the number of outside directors among the members.
(1) If the company is found to have engaged in any activity that is materially harmful to shareholder value and if an individual person is found to be responsible for such activity, we will vote against the election of the relevant person as a director.
When making a judgment on the exercise of proxy voting rights, we regard any misconduct, violation of laws and regulations and rules of stock exchanges, or any act that is deemed questionable in view of initiatives directed at ESG issues or social norms, as being harmful to shareholder value.
(Note) ESG refers to environment, social and corporate governance. We place emphasis on ESG issues, as these need to be addressed in the context of corporate social responsibility and sustainability.
(2) If the investee company had been encouraged by us to address the inadequacy in its initiatives to realize appropriate management practices (including initiatives directed at ESG issues) pointed out by us through engagement but failed to engage adequately in initiatives and is not expected to make improvements, and if this is deemed to be hindering, or highly likely to hinder in the medium/long run, the enhancement of corporate value and sustainable growth, the matter will be escalated to the exercise of voting rights, and we will in principle vote against the re-election of a director who has been in the position of chairperson and president, etc.
In these Proxy Voting Standards, “chairperson and president, etc.” refers to the chairperson, president, bank president, chief executive officer (CEO), and any person who assumes a position equivalent thereto.
(3) In particular, we expect those companies whose stocks are constituents of TOPIX 100 to become role models for other Japanese companies by actively working to realize “appropriate management practices.” At any shareholders' meetings held in and after November 2024, we will in principle vote against the re-election of a director who has been in the position of chairperson and president, etc., if we determine that the following efforts in particular are clearly insufficient:
①  Information disclosure that integrates ESG issues: To disclose information in appropriate media, including integrated report, in accordance with internationally accepted standards and to obtain third party assurances for numerical data as much as possible;
②  Climate change: To set medium- to long-term net-zero targets for GHG emissions and obtain SBT certification and to clarify risks and business opportunities associated with climate change through information disclosure based on the TCFD Final Report; and
③  Outside directors with effective skills: To disclose a skills matrix of directors in materials for shareholders' meeting to indicate that outside directors have relevant skills and experience, including those in the areas of management, finance, and ESG.
(4) If the return on equity (ROE) of the company in question has been below 5% and below the 33rd percentile of the industry for the most recent 3 consecutive fiscal years, except in cases where the board of directors is a monitoring board and efforts for management improvement have been demonstrated, we will in principle vote against the re-election of a director who has been in the position of chairperson and president, etc., for the most recent 3 or more consecutive fiscal years. However, this provision does not apply to a company which has not been listed for 5 years as of the last day of the most recent fiscal year.
In these Proxy Voting Standards, financial data principally refers to data published on a consolidated basis. If no financial data on a consolidated basis has been published, the data on a non-consolidated basis shall be used (the same applies hereinafter). “33rd percentile of the industry” is obtained from listed companies that are constituents of TOPIX (Tokyo Stock Price Index), and is based on the 33 industrial classifications of the Tokyo Stock Exchange. If the calculated value is below 0%, it is 0%. The phrase “cases where... efforts for management improvement have been demonstrated” refers to any cases falling under either ① or ② below. However, both ① and ② exclude cases where the total of net profits reported during the most recent 3 consecutive fiscal years is a negative figure.
①	Recurring profit (if no recurring profit is reported, pretax profit; hereinafter the same applies) for the last fiscal year or the net profit has increased compared with the previous fiscal year.
②	Recurring profit for the last fiscal year or the net profit has increased compared with 3 fiscal years ago.
(5) In any of the following cases, we will in principle vote against the re-election of a director who has been in the position of chairperson and president, etc.:
① Strategically held stocks held by a financial institution account for more than 50% of its net assets or if strategically held stocks held by a company other than a financial institution account for more than 20% of its invested capital, or
② With regard to the appropriation of surpluses or the introduction or renewal of anti-takeover measures resolved by the board of directors, without being proposed at a shareholders’ meeting, it would have been reasonable for us to vote against said appropriation of surpluses measures or introduction or renewal of anti-takeover measures pursuant to these Proxy Voting Standards if such appropriation or introduction/renewal had been presented at the shareholders' meeting.
(6) If any inappropriate information disclosure is made, if shareholder value decreases due to management, financial or capital strategies, or if any other conduct that clearly damages shareholder value is committed, we will in principle vote against the election of a director who is found to be responsible for the conduct. If the disclosure of financial information is delayed and it becomes difficult to make a judgment on the exercise of proxy voting rights, it will be deemed that the information disclosure was inappropriate. It is desirable that necessary financial information is disclosed at least 1 month prior to the day of the shareholders’ meeting.
If a company that has a parent company falls under all of ①, ②, and ③ of “6.
Allocation of Dividends and Profits (1)” for the last two fiscal years in a row and has extended a loan, etc. to the parent company or its group company as per the annual securities report for the previous fiscal year, the company’s shareholder value is determined to have decreased due to financial or capital strategies.
(7) If the number, the composition, or the term of office of directors falls under any of the following cases, we will in principle vote against the re-election of a director who has been in the position of chairperson and president, etc.:
①The number of directors is less than five or 20 or more;
②If the number of outside directors is fewer than the minimum level, we will in principle vote against the re-election of a director who has been in the position of chairperson and president, etc. The “minimum level” is in principle a majority. In the case of a company without a controlling shareholder that has established effective governance on nomination, the “minimum level” is one third of the number of directors. However, in the case of a company without a controlling shareholder, the “minimum level” is one third of the number of directors for any shareholders’ meetings held in or before October 2024;
③There is no female director; or
④The director’s term of office is two years in a company with a board of auditors.

(8) We will request that highly-independent persons should be elected as outside directors. If it is found that the degree of independence of a candidate is low, we will in principle vote against the election of the candidate as an outside director. As used in these Proxy Voting Standards, “highly-independent person” refers to a person whose incumbency period is less than 12 years as at the close of the shareholders’ meeting and who is notified as an independent executive to the related stock exchange. It also includes someone who is stated in a business report or reference document for a shareholders’ meeting as a person expected to be nominated as an independent executive. In either case, the individual must never have served with any company which is a major shareholder of the company in question during the 3-year period immediately prior to the time he/she first assumed the position as an outside director. “Major shareholder” refers to a shareholder whose share holdings ratio listed in the “Top 10 Shareholders” list in the business report of the company in question for the most recent fiscal year is 10% or more; provided, however, that any person who is clearly likely to have a conflict of interest with general shareholders shall be regarded as a person whose degree of independence is low.
Although a candidate to fill an outside director vacancy is not subject to the stock exchange notification as an independent director we will request that a statement be included in the reference document for a shareholders’ meeting indicating whether the candidate is expected to be notified as an independent director when he/she assumes the office of director. The statement will allow us to confirm this point. If such a statement is not contained in the document, we consider that the degree of independence of such a candidate is low, and we will vote against the election of the candidate.
(9) If it is obvious that outside directors failed to fully fulfill their expected roles during the most recent fiscal year, we will in principle vote against the re-election. “Expected roles of outside directors” refers to those described in Principle 4.7 of Japan’s Corporate Governance Code.
[Japan’s Corporate Governance Code Principle 4.7 Roles and Responsibilities of Independent Directors]
Companies should make effective use of independent directors, taking into consideration the expectations listed below with respect to their roles and responsibilities:
i)
Provision of advice on business policies and business improvement based on their knowledge and experience with the aim to promote sustainable corporate growth and increase corporate value over the mid- to long-term;

ii)	Monitoring of management through important decision-making at the board including the appointment and dismissal of senior management;
iii)	Monitoring of conflicts of interest between the company and management or the controlling shareholders; and
iv)	Appropriately representing the views of minority shareholders and other stakeholders in the boardroom from a standpoint independent of the management and controlling shareholders.
(10) In the case of an outside director who is expected to be re-elected, if the outside director’s ratio of attendance at the board of directors meetings held over the last fiscal year is less than 75%, we will in principle vote against the re-election. In the case of a person who is expected to be re-elected as an audit committee member for a company with a nominating committee, etc., we will in principle vote against the re-election if the person’s ratio of attendance at the audit committee meetings held over the last fiscal year is less than 75%; and in the case of a person who is expected to be re-elected as an audit and supervisory committee member for a company with an audit and supervisory committee, we will in principle vote against the re-election, if the person’s ratio of attendance at the audit and supervisory committee meetings held in the last fiscal year is less than 75%. If the person who is expected to be re-elected has been elected as an outside director mid-way through the last fiscal year, the ratio of attendance at the board of directors meetings, audit committee meetings, and audit and supervisory committee meetings referred to above will be calculated with respect to the board of directors meetings, audit committee meetings, and audit and supervisory committee meetings held after the election as an outside director in the last fiscal year. If there is no disclosure of information necessary for the calculation of the attendance ratio, we will in principle vote against the re-election.

2. Election of Statutory Auditors
(1) If the company is found to have engaged in any activity that is materially harmful to shareholder value, we will vote against the election of auditors who are deemed to be responsible for such activity.
(2) We will request that highly-independent persons (as defined in (8) under “1. Election of Directors” above) outside auditors should be elected as outside auditors. If it is found that the degree of independence is low, we will in principle vote against the election of such an outside auditor.
Although a candidate for outside auditor to fill a vacancy is not subject to notification requirements to the stock exchange as an independent auditor, we will request that that a statement be included in the reference document for a shareholders’ meeting indicating whether a candidate is expected to be notified as an independent auditor when he/she assumes the office of auditor. The statement will allow us to confirm this point. If such a statement is not contained in the document, we consider that the degree of independence of such a candidate is low, and we will vote against the election of the candidate.
(3) In the case of a person who is expected to be re-elected as an outside auditor, we will in principle vote against the re-election, if either the person’s ratio of attendance at the board of directors meetings held during the last fiscal year (or, if the person was elected as an outside auditor in the middle of the last fiscal year, the board of directors meetings held after the election as an outside auditor during the last fiscal year), or the person’s ratio of attendance at the board of auditors meetings held during the last fiscal year (or, if the person was elected as an outside auditor in the middle of the last fiscal year, the board of auditors meeting held after the election as an outside auditor during the last fiscal year), is less than 75%. If there is no disclosure of information necessary for the calculation of the attendance ratio, we will in principle vote against the re-election.
3. Election of Accounting Auditors
In principle, we will vote for the election of an accounting firm as the company’s accounting auditor except where it is found that:
①	The accounting firm has an interest in the company and lacks independence.
②	Excessive non-audit remuneration has been paid to the accounting firm by the company.
③	The accounting firm has expressed inaccurate opinions on the company’s financial conditions.
4.	Executive Remuneration
(1)     If effective governance on remuneration is not established, we will in principle vote against the resolution.
(2) If the company is found to have engaged in any activity that is materially harmful to shareholder value, or in the case of a company whose board of directors is not a monitoring board, the ROE is below 5% for the most recent 3 consecutive fiscal years, we will in principle vote against an increase of executive remuneration and the payment of executive bonuses, unless a satisfactory explanation is made.
(3) We will in principle vote against a resolution on bonus payments to outside directors, directors who are audit committee members or directors who are audit and supervisory committee members, or statutory auditors.

(4) We will in principle vote against resolutions on offering company stocks (including stock options) as remuneration, in the following cases:
①	The cumulative share dilution ratio to the total number of issued shares will exceed 10%. If the calculation period of the cumulative share dilution ratio is unknown, it is assumed to be 10 years:
②
If the period until a person who receives company stocks is no longer restricted to sell them (in the case of stock options, the period from the granting of stock options until the person who are granted them is no longer restricted to sell stocks that have been acquired by exercising the stock options) is less than two years; and

③	If the persons eligible for receiving company stocks include the following persons:
(i)
If the board of directors is a monitoring board and such remuneration is not subject to performance achievement conditions, statutory auditors or any external parties who are found to be inappropriate to receive the stock incentive. However, even if company stocks are offered to external parties, we will vote for the resolution, if explanation is provided in an appropriate manner and it is found that the offering of company stocks as remuneration to the external parties contributes to the improvement of shareholder value; and

(ii)
In cases other than those referred to above, outside directors, directors who are audit committee members or directors who are audit and supervisory committee members, statutory auditors, or any external parties who are found to be inappropriate to receive the stock incentive. However, even if company stocks are offered to external parties, we will vote for the resolution, if explanation is provided in an appropriate manner and it is found that the offering of company stocks as remuneration to the external parties contributes to the improvement of shareholder value.

(5) In cases other than those referred to above, we will consider an increase of executive remuneration after giving comprehensive consideration to the reason for the change in executive remuneration, and the appropriateness of the amount of such executive remuneration, etc. We will in principle vote against the resolution, if the offering of company stocks as remuneration will give an excessive profit to specific eligible persons, or if the offering of company stocks is inappropriate or inequitable to a significant degree.
5.	Retirement Bonus for Directors and Auditors
(1)    If the amount is found to be unreasonably large taking into consideration the past business performance or the current financial conditions or in comparison with other companies in the same industry, etc., we will in principle vote against the resolution. Furthermore, if effective governance on remuneration is not established or if outside directors do not account for a majority of directors, we will in principle vote against the resolution.
(2) We will in principle vote against the payment of a retirement bonus to an executive who has been involved in any activity that is materially harmful to shareholder value or who is found to be responsible for serious misconduct.
(3) If the ROE is below 5% for the most recent 3 consecutive fiscal years and there is a deficit, or if the total of the current net profits during the most recent 3 fiscal years is a negative figure, we will in principle vote against the resolution.
(4) We will in principle vote against resolutions on payment to an outside director or a director of an audit committee member of companies that have a board with an audit committee structure or statutory auditors.

6.	Allocation of Dividends and Profits
(1) We will in principle vote against a resolution on the appropriation of surpluses, if all the conditions listed in ①, ② and ③ below are satisfied for the most recent 2 consecutive fiscal years and the ROE during the most recent fiscal year is below 10% except where the shareholder’s return ratio is 50% or more. However, this provision does not apply to any company which has not been listed for 5 years as of the last day of the most recent fiscal year and where how surplus funds are used is clearly defined.
(Note) Shareholders’ return ratio = (Dividends + Share repurchase) / Current net profit
①	Shareholders’ equity ratio > 50%
②	Net financial assets / Sales > 30%
③	Net financial assets / Total assets > 30%
(Note) Net financial assets = Cash and deposits + Long- or short-term securities and deposits paid – Interest-bearing liabilities (excluding long- and short-term securities and deposits paid for financial institution).
(2) We will vote against resolutions on dividend policy or the appropriation of surpluses which are found to be harmful to shareholder value.
(3) We will vote against resolutions on the appropriation of surpluses, in any other cases where it is found that shareholders’ returns are insufficient to a significant degree.
7.	Acquisition of the Company’s Own Stock
We will in principle vote for resolutions on the acquisition of the company’s own stock.
8.	Change in Number of Authorized Shares
When said purposes are inappropriate, such as in the case of a company that has introduced anti-takeover measures, we will in principle vote against a company’s proposed increase in the number of authorized shares.
9.	Issuance of Preferred and Other Classes of Shares
We will in principle vote for resolutions if the purpose is deemed to be clear and appropriate, and the issuance of such shares is deemed not to harm the interests of general shareholders in consideration of appropriateness of application requirements, the fairness of voting rights, beneficiaries and other relevant matters. Otherwise, we would oppose the resolution in principle.
10.	Corporate Restructuring and Capital Policy (Mergers, Acquisitions, Sale/Transfer of Business, Corporate Separation, Capital Increase, etc.)
We will vote for proposed corporate restructuring and capital policy, if they are deemed appropriate in consideration of the contents of respective resolutions, the possibility of conflict of interest with minority shareholders, measures to protect the interest of minority shareholders, effects on shareholder value, basis and rationality of management judgment, financial condition (including premiums), fair disclosure, etc., from an overall perspective.
In particular, we will in principle vote against a resolution that falls under favorable issuance of shares (excluding resolutions falling under “4. Executive Remuneration (4)” above) unless an effect to enhance shareholder value is clearly indicated.
However, we will in principle vote for a resolution for a third-party allotment whose purpose is to use dividend from the allotted shares to fund activities that contribute to the resolution of ESG issues if all of the following conditions are met:
①  The dilution ratio of voting rights is less than 1%;
② No voting rights will be exercised on the allotted shares;
③  The company has not introduced an anti-takeover measure; and
④  The company does not hold strategically held stocks that fall under “1. Election of Directors (5)①” above.
11.	Anti-Takeover Measures
We will in principle vote against a resolution that is found to set an anti-takeover measure.
12.	Amendment of Articles
(1) In the case of a resolution under which the articles of incorporation are to be changed in order to authorize the board of directors to carry out a discretionary distribution of surplus, we will in principle vote for the resolution, if the company’s appropriation of surpluses is appropriate, a distribution of surplus by a resolution of the shareholders’ meeting is not precluded, and the number of outside directors is not fewer than the minimum level prescribed in “1. Election of Directors (7)”. As used in these Proxy Voting Standards, the appropriateness of the appropriation of surpluses will be determined in accordance with the standards stipulated in “6. Allocation of Dividends and Profits.”

(2) In the case of a resolution under which an anti-takeover measure is to be prescribed in the articles of incorporation, if we should vote against the introduction of the anti-takeover measure in accordance with the standards set out in “11. Anti-Takeover Measures” above, we will in principle vote against the resolution.
(3) In the case of a resolution to change the articles of incorporation in order to authorize the board of directors to add a record date for voting rights by its decision, we will vote for the resolution if the purpose of the change is clearly explained and is found to be reasonable.
(4) In the case of a resolution to change the articles of incorporation in order to increase the total number of authorized shares, we will consider whether to vote for the resolution in accordance with the standards set out in “8. Change in Number of Authorized Shares” above.
(5) In the case of a resolution to change the articles of incorporation in relation to classes of shares, we will consider whether to vote for the resolution in accordance with the standards set out in “9. Issuance of Preferred and Other Classes of Shares” above.
(6) If a change in the governing body structure of the company is proposed, we will in principle respect the opinion of the board of directors; provided, however, that we will vote against any such change that will not contribute to the improvement of corporate governance.
(7) Regarding the following amendments to the articles of incorporation, we will in principle vote against the resolution from the perspective of governance reform:
①	To make the requirements for the dismissal of directors stricter
②	To make the requirements for a resolution on organizational restructuring stricter or to establish additional requirements for a resolution on organizational restructuring
③	To relax quorum requirements of the shareholders’ meeting
④	To reduce or exempt the responsibilities of an accounting auditor
⑤	To set the maximum number of directors at 20 or above
⑥	To set a substantial limit on the number of outside directors or highly-independent outside directors
(8) Regarding the following amendments to the articles of incorporation, we will in principle vote for the resolution from the perspective of governance reform:
①
To formulate the basic policy for initiatives concerning ESG issues or to disclose risks and business opportunities concerning ESG issues (for example, disclosure in accordance with the TCFD Final Report)

②	To enhance the diversity of the board of directors
③	To propose the “separation between the chair of the board of directors and the chief executive officer (CEO)”
④	To proceed with the abolition of advisory positions such as “Sodanyaku” or “Komon” or any other similar position to be assumed by a person who is not a director
⑤	To determine that the director’s term of office is one year in a company with a board of auditors
⑥	To establish a voluntary nominating/remuneration committee in a company with a board of auditors or a company with an audit and supervisory committee
⑦	To make a company that has a listed subsidiary engage in initiatives to ensure the effectiveness of the governance system of such listed subsidiary
⑧	To enable the convocation of a virtual-only shareholders’ meeting.
13.	Shareholder Resolution
(1) We will individually consider a shareholders’ resolution, from the perspective of improving shareholder value on a long-term basis or preventing any deterioration in shareholder value. We will in principal vote against a resolution in which a potential conflict of interest exists between the company or a shareholder and the proposer, a resolution which is found to restrict the latitude of company management, or a resolution in which it is found that the proposer does not provide sufficient explanation about the effect to enhance shareholder value. At the time of the consideration, we will also take into account the opinion of the board of directors.

It is desirable that the shareholder proposing a resolution and the board of directors provide general shareholders with easily comprehensible and thorough explanations from their own standpoint through the perspective of shareholder value to enable them to make judgments based on proper understanding of the contents of the proposal.
(2) If a shareholders’ resolution falls under one of the following items, we will in principle vote against the resolution.
①	The resolution is not made from the perspective of shareholder value, and the purpose of the resolution is to make a social or political statement.
②	A resolution on amendments to the articles of incorporation, when the amendments include any content related to individual and specific business execution.
③	The contents of the resolution are ambiguous and lacking concrete information, and the resolution does not satisfy the requirements for a resolution.
Therefore, on the part of a shareholder proposing a resolution, it is desirable that he/she submits a proposal with clear and specific contents which satisfy the requirements for a resolution.
On the part of the board of directors, if the contents of the resolution are ambiguous and lack concrete information and the resolution does not satisfy the requirements for a resolution, it is desirable that the board clearly indicates such facts in the reference document for the shareholders’ meeting.
(3)
We will in principle vote for a shareholder resolution on amendments to the articles of incorporation which fall under any of the following items, but do not correspond to any items in the existing articles of incorporation and do not fall under (2)① or ③. A resolution requesting amendments:

①	to formulate the basic policy for initiatives concerning ESG issues and to require the disclosure thereof in accordance with the TCFD Final Report;
②	to disclose important information concerning a resolution for the election of directors and auditors;
③	to seek the number of outside directors that is not fewer than the minimum level prescribed in “1. Election of Directors (7)”;
④	to seek an outside director to serve as the chair of the board of directors;
⑤	to prohibit or remove the chief executive officer from serving as the chair of the board of directors;
⑥	to elect one or more female directors;
⑦	to abolish the position of “Sodanyaku” or “Komon” to be assumed by a person who is not a director;
⑧	to disclose remuneration for an individual director or auditor or an individual who is not a director, but holds the position of “Komon” or “Sodanyaku” or any other similar position;
⑨	to established guidelines on shareholdings by directors
⑩
to abolish the provisions of the articles of incorporation which prohibit the payment of dividends by resolution of the shareholders’ meeting (if the company’s appropriation of surpluses for the most recent fiscal year is inappropriate or if the number of outside directors is fewer than the minimum level prescribed in “1. Election of Directors (7)”), or to abolish the provisions of the articles of incorporation which authorize the board of directors to make a decision on the payment of dividends;

⑪	to sell stocks held by the company that are deemed to be problematic in light of the improvement of corporate value and sustainable growth;
⑫	to formulate or disclose the basic policy on the exercise of voting rights related to strategically held stocks, and to disclose the results of the exercise of voting rights;
⑬	to determine that the director’s term of office is one year in a company with a board of auditors;
⑭	to establish a voluntary nominating/remuneration committee in a company with a board of auditors or a company with an audit and supervisory committee;
⑮	to make a company that has a listed subsidiary engage in initiatives to ensure the effectiveness of the governance system of such listed subsidiary; or
⑯	to enable the convocation of a virtual-only shareholders’ meeting.

(4) In the case of a shareholders’ resolution requesting the election of directors, we will consider the resolution in comparison with the company resolution, in accordance with the standards set out in “1. Election of Directors” above by taking into account the corporate governance status and the reason for the proposal.
(5) In the case of a shareholders’ resolution concerning the appropriation of surplus, we will consider the resolution in comparison with the company resolution, in accordance with the standards set out in “6. Allocation of Dividends and Profits” by taking into account the reason for the proposal, the effect on share price formation and corporate governance status.
14.	Other
We will vote for any other resolution that is found to be appropriate from the perspective of improving shareholder value on a long-term basis or preventing any deterioration of shareholder value; and we will vote against any other resolution that is found to be inappropriate from the same perspective.
15.	Waiver of Rights
In principle, we will not waive the rights in the shareholders’ meeting where we possess voting rights. However, the voting rights may be waived if the waiver is found to be appropriate.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) As of February 29, 2024, Mr. Atsushi Katayama acts as the Registrant’s lead portfolio manager. Mr. Katayama is Head of the Japan Small Cap team in Nomura Asset Management Co., Ltd. (“NAM Tokyo”), the Registrant’s Investment Adviser. He started his equity investment career in 2006 at NAM Tokyo, where he provided fundamental research on Japanese small to mid-cap stocks. In 2008, Mr. Katayama joined TPG-Axon as an equity analyst covering Retail, Capital Goods, Financials, and Internet sectors. He worked at Point 72 Asia from 2014 to 2019 and at Dymon Asia Capital from 2019 to 2021, where he was a portfolio manager managing long-short Japan equity products and returned to NAM Tokyo as a senior portfolio manager in 2021. Mr. Katayama earned a Master of Science degree from Kyoto University in 2001 and his MBA from the University of Chicago in 2006. The portfolio manager is primarily responsible for the day-to-day portfolio management for the Registrant. He oversees investment decisions and activities and reviews research analysis.

(2) As of February 29, 2024, the portfolio manager was primarily responsible for the day-to-day portfolio management for the Registrant and for one other pooled investment vehicle that is not a registered investment company under the 1940 Act (with total assets of $80 million as of April 1, 2024). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, (iii) circumstances where the Registrant’s investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts and (iv) personal interests and related party interests. The Registrant’s Manager and/or Investment Adviser have policies and procedures reasonably designed to address these conflicts.

(3) As of February 29, 2024, the portfolio manager receives a combination of base compensation and discretionary compensation. The methodology used to determine the portfolio manager’s compensation is applied across all accounts managed by the portfolio manager. Generally, the portfolio manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid annually, is based on both quantitative and qualitative scores. The quantitative score is determined based on the outperformance of portfolio accounts measured against their specific benchmark. The qualitative score is determined by analyzing the portfolio manager’s performance and contributions to the investment organization. There is more emphasis on the quantitative score and Portfolio Manager performance is assessed over multiple years, in principle over one, three and five years.

(4) As of February 29, 2024, the portfolio manager did not own beneficially any securities issued by the Registrant.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a) (1)	See Item 2.

(a) (2)	Not applicable.

(a) (3)	Certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). See EX 99.CERT attached hereto.

(b)	Certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By:	/s/ Yuichi Nomoto
Yuichi Nomoto
Principal Executive Officer

Date: May 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Yuichi Nomoto
Yuichi Nomoto
Principal Executive Officer

Date: May 6, 2024

By:	/s/ Amy J. Robles
Amy J. Robles
Principal Financial Officer

Date: May 6, 2024